Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Emerging Opportunities Fund
A series of Buffalo Funds®

Supplement dated November 18, 2013
to the
Prospectus dated June 3, 2013,
as supplemented August 30, 2013 and October 15, 2013

Effective November 18, 2013, the Buffalo Emerging Opportunities Fund (the “Fund”), a series of Buffalo Funds, will be closed to all new accounts, including new employer sponsored retirement plans (“ESRPs”).  The Fund will remain open to additional investments by all existing accounts, including, but not limited to, accounts held through investment advisors, consultants and existing ESRPs.  In addition, new participants in all existing ESRPs may make investments in the Fund, and investment advisors and consultants with existing positions in the Fund can continue to make purchases for new accounts.  Finally, Kornitzer Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), reserves the right to make exceptions to this closure for additional ESRPs.

Your financial institution may be responsible for providing information to the Fund at the time of purchase in order to verify your eligibility to purchase shares of the Fund.  The Fund will not accept exchanges from other Buffalo Funds into the Fund unless it is into an existing account with the Fund.  The Advisor believes that closing the Fund as described above is the best way to ensure the Fund can be effectively managed to its objective of long-term growth of capital through the purchase of companies with market capitalizations of $1 billion or less at time of purchase.

The decision and timing for any future opening or closing of the Fund will be at the discretion of the Advisor.  In determining whether to keep the Fund closed as described above, the Advisor will consider factors such as market volatility, net fund flows, market liquidity and company valuations.

For additional details regarding restrictions on new purchases of Fund shares, please call 1-800-49-BUFFALO.

Please retain this supplement with your Prospectus.